Supplement dated December 19, 2011
to the Institutional Class Prospectus
for Principal Funds, Inc.
dated March 1, 2011

(as supplemented on June 16, 2011 and September 16, 2011)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND ACCOUNT INFORMATION

Signature Guarantees
Effective January 1, 2012, on page 22, delete “$100,000” from the first bulleted item in the list and substitute:
$500,000.